DEBT	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about borrowings [abstract]
DEBT [Text Block]

17. DEBT

	As at December 31,
	2022	2021
Current:
Lease liabilities (d)	7,613	9,625
Secured equipment loans (e)	8,489	6,539
Lease related obligations (f)	2,307	2,141
	18,409	18,305
Long-term:
Senior secured notes (a)	534,118	497,388
Revolving credit deferred financing fees (b)	(925)	(1,352)
Lease liabilities (d)	7,408	6,067
Secured equipment loans (e)	24,550	6,025
Lease related obligations (f)	3,009	5,316
	568,160	513,444
Total debt	586,569	531,749

(a) Senior secured notes

On February 10, 2021, the Company completed an offering of US$400 million aggregate principal amount of senior secured notes (the "2026 Notes"). The 2026 Notes mature on February 15, 2026 and bear interest at an annual rate of 7.0%, payable semi-annually on February 15 and August 15. A portion of the proceeds were used to redeem the outstanding US$250 million 8.75% Senior Secured Notes (the "2022 Notes") due on June 15, 2022. The remaining proceeds, net of transaction costs, call premium and accrued interest, of approximately $167 million (US$131 million) were available for capital expenditures, including at its Florence Copper project and Gibraltar mine, working capital and for general corporate purposes.

The 2026 Notes are secured by liens on the shares of Taseko's wholly-owned subsidiary, Gibraltar Mines Ltd., and the subsidiary's rights under the joint venture agreement relating to the Gibraltar mine, as well as the shares of Curis Holdings (Canada) Ltd. and Florence Holdings Inc. The 2026 Notes are guaranteed by each of Taseko's existing and future restricted subsidiaries. The 2026 Notes also allow for up to US$145 million of first lien secured debt to be issued and up to US$50 million of debt for equipment financing, all subject to the terms of the note indenture. The Company is also subject to certain restrictions on asset sales, issuance of preferred stock, dividends and other restricted payments. However, there are no maintenance covenants with respect to the Company's financial performance.

The Company may redeem some or all of the 2026 Notes at any time on or after February 15, 2023, at redemption prices ranging from 103.5% to 100%, plus accrued and unpaid interest to the date of redemption. Prior to February 15, 2023, all or part of the notes may be redeemed at 100%, plus a make-whole premium, plus accrued and unpaid interest to the date of redemption. Until February 15, 2023, the Company may redeem up to 10% of the aggregate principal amount of the notes, at a redemption price of 103%, plus accrued and unpaid interest to the date of redemption. On a change of control, the 2026 Notes are redeemable at the option of the holder at a price of 101%.

(b) Revolving Credit Facility

On October 6, 2021, the Company closed a secured US$50 million revolving credit facility (the "Facility"). The Facility is secured by first liens against Taseko's rights under the Gibraltar joint venture, as well as, the shares of Gibraltar Mines Ltd., Curis Holdings (Canada) Ltd., and Florence Holdings Inc. The Facility will be available for capital expenditures, working capital and general corporate purposes.

The Facility has customary covenants for a revolving credit facility. Financial covenants include a requirement for the Company to maintain a leverage ratio, an interest coverage ratio, a minimum tangible net worth and a minimum liquidity amount as defined under the Facility. The Company was in compliance with these covenants as at December 31, 2022.

On February 1, 2023, the Company entered into an agreement to extend the maturity date of the Facility by an additional year to July 2, 2026. In addition to the one-year extension of the Facility, the lender has also agreed to an accordion feature, which will allow the amount of the Facility to be increased by US$30 million, for a total of US$80 million, subject to credit approval and other conditions.

Amounts outstanding under the facility bear interest at the Adjusted Term SOFR rate plus an applicable margin and have a standby fee of 1.00%.

(c) Letter of Credit Facilities

The Gibraltar joint venture has in place a $15 million credit facility for the purpose of providing letters of credit (LC) to key suppliers of the Gibraltar Mine to assist with ongoing trade finance and working capital needs. Any LCs issued under the facility will be guaranteed by Export Development Canada (EDC) under its Account Performance Security Guarantee program. The facility is renewable annually, is unsecured and contains no financial covenants. As at December 31, 2022, a total of $3.75 million in LCs were issued and outstanding under this LC facility.

On April 8, 2022, the Company closed a US$4 million credit facility for the sole purpose of issuing LCs to certain key contractors in conjunction with the development of Florence Copper. Any LCs to be issued under this facility will also be guaranteed by EDC. The facility is renewable annually, is unsecured and contains no financial covenants.

(d) Lease liabilities

Lease liabilities include the Company's outstanding lease liabilities under IFRS 16. At December 31, 2022, the net carrying amount of leased assets was $34,051 (2021: $28,823). The lease liabilities have monthly repayment terms ranging between 12 and 84 months.

(e) Secured equipment loans

The equipment loans at December 31, 2022 are secured by some of the existing mobile mining equipment at the Gibraltar mine and commenced between August 2019 and December 2022 with monthly repayment terms of 48 months and with interest rates ranging between 6.4% to 8.9%.

In December 2022, Gibraltar entered into an equipment loan with the Company's share of proceeds being $31,770. The loan is repayable in monthly installments with a final maturity date of December 2026. A portion of the proceeds of the loan were used to repay an equipment loan of $6,075 and lease liabilities of $606 and the remaining funds are available for general working capital purposes.

(f) Lease related obligations

Lease related obligations relate to a lease arising under a sale leaseback transaction on certain items of equipment at the Gibraltar mine. The lease commenced in June 2019 and has a term of 54 months. At the end of the lease term, the Company has an option to renew the term, an option to purchase the equipment at fair market value or option to return the equipment. The lease contains a fixed price early buy-out option exercisable at the end of 48 months.

(g) Debt continuity

The following schedule shows the continuity of total debt for the years ended December 31, 2022 and 2021:

	2022	2021
Total debt as at January 1	531,749	363,404
Lease additions	12,382	6,042
Equipment loans net proceeds	31,770	-
Lease liabilities and equipment loans repayments	(26,443)	(19,737)
Unrealized foreign exchange (gain) loss	34,490	(488)
Amortization of deferred financing charges	2,621	2,156
Settlement of 2022 Notes	-	(317,225)
Foreign exchange gain	-	(1,075)
Write-off of deferred financing charges	-	4,025
Issuance of 2026 Notes	-	507,560
Deferred financing charges	-	(12,913)
Total debt as at December 31	586,569	531,749